EXHIBIT 99.2
The ServiceMaster Company
QUARTERLY CONSOLIDATED STATEMENTS OF INCOME FOR 2002 AND 2001

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                                                                                               2002
                                                           -------------------------------------------------------------------------

                                                               First         Second           Third         Fourth          Full
(in thousands, except per share data)                         Quarter        Quarter         Quarter        Quarter         Year
                                                           -------------  -------------   -------------  -------------  ------------

Operating Revenue                                             $ 734,263    $ 1,034,937     $ 1,010,661      $ 809,228    $3,589,089

Operating Costs and Expenses:
Cost of services rendered and products sold                     530,811        680,381         685,893        584,141     2,481,226
Selling and administrative expenses                             161,602        217,728         197,647        184,108       761,085
Goodwill, trade name and other intangible amortization            2,154          2,152           2,126          1,010         7,442
Charge for impaired assets and other items                            -              -               -         (2,000)       (2,000)
                                                           -------------  -------------   -------------  -------------  ------------
Total operating costs and expenses                              694,567        900,261         885,666        767,259     3,247,753
                                                           -------------  -------------   -------------  -------------  ------------

Operating Income                                                 39,696        134,676         124,995         41,969       341,336

Interest expense                                                 22,541         21,725          17,030         16,223        77,519
Interest and investment income                                   (2,932)        (1,966)           (405)        (1,128)       (6,431)
Minority interest and other expense, net                          1,570          2,014           1,905          1,193         6,682
                                                           -------------  -------------   -------------  -------------  ------------

Income from Continuing Operations before Income Taxes            18,517        112,903         106,465         25,681       263,566

Provision for income taxes                                        6,659         41,466          39,477          5,866        93,468
                                                           -------------  -------------   -------------  -------------  ------------

Income from Continuing Operations before Extraordinary Items     11,858         71,437          66,988         19,815       170,098

Discontinued operations, net of income taxes                       (217)           295           1,095         (5,048)       (3,875)
Extraordinary loss, net of income taxes                               -         (9,229)              -              -        (9,229)
                                                           -------------  -------------   -------------  -------------  ------------
Net Income                                                     $ 11,641       $ 62,503        $ 68,083       $ 14,767     $ 156,994
                                                           =============  =============   =============  =============  ============


Diluted Earnings Per Share:
  Income from Continuing Operations before Extraordinary Items   $ 0.04         $ 0.23          $ 0.22         $ 0.07        $ 0.56
  Discontinued operations, net                                    (0.00)          0.00            0.00          (0.02)        (0.01)
  Extraordinary loss, net                                             -          (0.03)              -              -         (0.03)
                                                           -------------  -------------   -------------  -------------  ------------
Diluted Earnings Per Share                                       $ 0.04         $ 0.20          $ 0.22         $ 0.05        $ 0.52
                                                           =============  =============   =============  =============  ============

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                                                                                          2001
                                                        ----------------------------------------------------------------------------

                                                            First         Second          Third         Fourth           Full
(in thousands, except per share data)                      Quarter        Quarter        Quarter        Quarter          Year
                                                        -------------  -------------  -------------  -------------  --------------

Operating Revenue                                          $ 722,861    $ 1,020,034      $ 981,284      $ 837,266     $ 3,561,445

Operating Costs and Expenses:
Cost of services rendered and products sold                  530,481        681,006        671,961        597,024       2,480,472
Selling and administrative expenses                          140,769        205,026        184,947        157,687         688,429
Goodwill, trade name and other intangible amortization        17,282         18,071         17,872         17,665          70,890
Charge for impaired assets and other items                         -              -              -        344,831         344,831
                                                        -------------  -------------  -------------  -------------  --------------
Total operating costs and expenses                           688,532        904,103        874,780      1,117,207       3,584,622
                                                        -------------  -------------  -------------  -------------  --------------

Operating Income                                              34,329        115,931        106,504       (279,941)        (23,177)

Interest expense                                              34,574         31,825         30,948         30,686         128,033
Interest and investment income                                (1,249)        (4,324)        (5,461)          (938)        (11,972)
Minority interest and other expense (income), net             (1,774)         2,838          2,248          2,345           5,657
                                                        -------------  -------------  -------------  -------------  --------------

Income from Continuing Operations before Income Taxes          2,778         85,592         78,769       (312,034)       (144,895)

Provision for income taxes                                     2,044         35,857         33,727        (52,059)         19,569
                                                        -------------  -------------  -------------  -------------  --------------

Income from Continuing Operations before
  Extraordinary Items                                            734         49,735         45,042       (259,975)       (164,464)

Discontinued operations, net of income taxes                   5,258          4,225          7,490        267,297         284,270
Extraordinary gain (loss), net of income taxes                 6,003              -              -         (9,425)         (3,422)
                                                        -------------  -------------  -------------  -------------  --------------

Net Income                                                  $ 11,995       $ 53,960       $ 52,532       $ (2,103)      $ 116,384

Diluted Earnings Per Share:
  Income from Continuing Operations before
     Extraordinary Items                                      $ 0.00         $ 0.16         $ 0.15        $ (0.87)        $ (0.55)
  Discontinued operations, net                                  0.02           0.01           0.02           0.89            0.95
  Extraordinary gain (loss), net                                0.02              -              -          (0.03)          (0.01)
                                                        -------------  -------------  -------------  -------------  --------------
Diluted Earnings Per Share                                    $ 0.04         $ 0.18         $ 0.17        $ (0.01)         $ 0.39
                                                        =============  =============  =============  =============  ==============

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